                                                                    EXHIBIT 24.1


                          DIRECTOR'S POWER OF ATTORNEY
                            PROTEUS INTERNATIONAL PLC
                                 (THE "COMPANY")


I, David W. Gration, the undersigned, HEREBY APPOINT and authorise any one of the directors for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") severally to be my lawful attorney in connection with:

(i) the arrangements to be made for the proposed acquisition by the Company of all of the issued shares of common stock of Therapeutic Antibodies Inc. (the "Acquisition");

(ii) the proposed placing of ordinary shares of 2 pence each in the capital of the Company which will be fully underwritten by West LB Panmure Limited (the "Placing");

(iii) the application by the Company to the London Stock Exchange Limited for the shares to be allotted pursuant to the Acquisition and the Placing to be admitted to the Official List (the "Application"); and

(iv) any other matter, act or thing connected with or ancillary to the Acquisition, the Placing and/or the Application.

1. Without prejudice to the generality of the foregoing, I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (whether as a member or director of the Company or in any other capacity) and circular, prospectus, proxy statement, verification notes, advertisement, press release, deed, agreement, letter of responsibility or other document whatsoever pursuant to the regulations of the London Stock Exchange and/or the Securities Exchange Commission of the United States of America or otherwise in connection with or in preparation for or arising out of the Acquisition, the Placing or the Application, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof.

2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3. I hereby declare that this power of attorney shall be irrevocable for three months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4. I authorise a copy of this document to be delivered to the London Stock Exchange and to any other person(s) or authority(ies) who may require it.

5. This document shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed on 17 May 1999.

SIGNED as a deed                   )
by /s/ David W. Gration            )
   -------------------------------
in the presence of:                )

Witness    __________________________
Signature

Name       __________________________

Address    __________________________

           __________________________

Occupation __________________________

                          DIRECTOR'S POWER OF ATTORNEY
                            PROTEUS INTERNATIONAL PLC
                                 (THE "COMPANY")


I, Arthur Rushton, the undersigned, HEREBY APPOINT and authorise any one of the directors for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") severally to be my lawful attorney in connection with:

(i) the arrangements to be made for the proposed acquisition by the Company of all of the issued shares of common stock of Therapeutic Antibodies Inc. (the "Acquisition");

(ii) the proposed placing of ordinary shares of 2 pence each in the capital of the Company which will be fully underwritten by West LB Panmure Limited (the "Placing");

(iii) the application by the Company to the London Stock Exchange Limited for the shares to be allotted pursuant to the Acquisition and the Placing to be admitted to the Official List (the "Application"); and

(iv) any other matter, act or thing connected with or ancillary to the Acquisition, the Placing and/or the Application.

1. Without prejudice to the generality of the foregoing, I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (whether as a member or director of the Company or in any other capacity) and circular, prospectus, proxy statement, verification notes, advertisement, press release, deed, agreement, letter of responsibility or other document whatsoever pursuant to the regulations of the London Stock Exchange and/or the Securities Exchange Commission of the United States of America or otherwise in connection with or in preparation for or arising out of the Acquisition, the Placing or the Application, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof.

2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3. I hereby declare that this power of attorney shall be irrevocable for three months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4. I authorise a copy of this document to be delivered to the London Stock Exchange and to any other person(s) or authority(ies) who may require it.

5. This document shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed on 17 May 1999.

SIGNED as a deed                   )
by /s/ Arthur Rushton              )
   -------------------------------
in the presence of:                )

Witness    __________________________
Signature

Name       __________________________

Address    __________________________

           __________________________

Occupation __________________________

                          DIRECTOR'S POWER OF ATTORNEY
                            PROTEUS INTERNATIONAL PLC
                                 (THE "COMPANY")


I, J. Allen Miller, the undersigned, HEREBY APPOINT and authorise any one of the directors for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") severally to be my lawful attorney in connection with:

(i) the arrangements to be made for the proposed acquisition by the Company of all of the issued shares of common stock of Therapeutic Antibodies Inc. (the "Acquisition");

(ii) the proposed placing of ordinary shares of 2 pence each in the capital of the Company which will be fully underwritten by West LB Panmure Limited (the "Placing");

(iii) the application by the Company to the London Stock Exchange Limited for the shares to be allotted pursuant to the Acquisition and the Placing to be admitted to the Official List (the "Application"); and

(iv) any other matter, act or thing connected with or ancillary to the Acquisition, the Placing and/or the Application.

1. Without prejudice to the generality of the foregoing, I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (whether as a member or director of the Company or in any other capacity) and circular, prospectus, proxy statement, verification notes, advertisement, press release, deed, agreement, letter of responsibility or other document whatsoever pursuant to the regulations of the London Stock Exchange and/or the Securities Exchange Commission of the United States of America or otherwise in connection with or in preparation for or arising out of the Acquisition, the Placing or the Application, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof.

2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3. I hereby declare that this power of attorney shall be irrevocable for three months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4. I authorise a copy of this document to be delivered to the London Stock Exchange and to any other person(s) or authority(ies) who may require it.

5. This document shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed on 17 May 1999.

SIGNED as a deed                   )
by /s/ J. Allen Miller             )
   -------------------------------
in the presence of:                )

Witness    __________________________
Signature

Name       __________________________

Address    __________________________

           __________________________

Occupation __________________________

                          DIRECTOR'S POWER OF ATTORNEY
                            PROTEUS INTERNATIONAL PLC
                                 (THE "COMPANY")


I, Geoffrey Peter Fothergill, the undersigned, HEREBY APPOINT and authorise any one of the directors for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") severally to be my lawful attorney in connection with:

(i) the arrangements to be made for the proposed acquisition by the Company of all of the issued shares of common stock of Therapeutic Antibodies Inc. (the "Acquisition");

(ii) the proposed placing of ordinary shares of 2 pence each in the capital of the Company which will be fully underwritten by West LB Panmure Limited (the "Placing");

(iii) the application by the Company to the London Stock Exchange Limited for the shares to be allotted pursuant to the Acquisition and the Placing to be admitted to the Official List (the "Application"); and

(iv) any other matter, act or thing connected with or ancillary to the Acquisition, the Placing and/or the Application.

1. Without prejudice to the generality of the foregoing, I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (whether as a member or director of the Company or in any other capacity) and circular, prospectus, proxy statement, verification notes, advertisement, press release, deed, agreement, letter of responsibility or other document whatsoever pursuant to the regulations of the London Stock Exchange and/or the Securities Exchange Commission of the United States of America or otherwise in connection with or in preparation for or arising out of the Acquisition, the Placing or the Application, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof.

2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3. I hereby declare that this power of attorney shall be irrevocable for three months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4. I authorise a copy of this document to be delivered to the London Stock Exchange and to any other person(s) or authority(ies) who may require it.

5. This document shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed on 17 May 1999.

SIGNED as a deed                   )
by /s/ Geoffrey Peter Fothergill   )
   -----------------------------
in the presence of:                )

Witness    __________________________
Signature

Name       __________________________

Address    __________________________

           __________________________

Occupation __________________________

                          DIRECTOR'S POWER OF ATTORNEY
                            PROTEUS INTERNATIONAL PLC
                                 (THE "COMPANY")


I, James E. Everitt, the undersigned, HEREBY APPOINT and authorise any one of the directors for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") severally to be my lawful attorney in connection with:

(i) the arrangements to be made for the proposed acquisition by the Company of all of the issued shares of common stock of Therapeutic Antibodies Inc. (the "Acquisition");

(ii) the proposed placing of ordinary shares of 2 pence each in the capital of the Company which will be fully underwritten by West LB Panmure Limited (the "Placing");

(iii) the application by the Company to the London Stock Exchange Limited for the shares to be allotted pursuant to the Acquisition and the Placing to be admitted to the Official List (the "Application"); and

(iv) any other matter, act or thing connected with or ancillary to the Acquisition, the Placing and/or the Application.

1. Without prejudice to the generality of the foregoing, I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (whether as a member or director of the Company or in any other capacity) and circular, prospectus, proxy statement, verification notes, advertisement, press release, deed, agreement, letter of responsibility or other document whatsoever pursuant to the regulations of the London Stock Exchange and/or the Securities Exchange Commission of the United States of America or otherwise in connection with or in preparation for or arising out of the Acquisition, the Placing or the Application, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof.

2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3. I hereby declare that this power of attorney shall be irrevocable for three months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4. I authorise a copy of this document to be delivered to the London Stock Exchange and to any other person(s) or authority(ies) who may require it.

5. This document shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed on 17 May 1999.

SIGNED as a deed                   )
by /s/ James E. Everitt            )
   -------------------------------
in the presence of:                )

Witness    __________________________
Signature

Name       __________________________

Address    __________________________

           __________________________

Occupation __________________________

                          DIRECTOR'S POWER OF ATTORNEY
                            PROTEUS INTERNATIONAL PLC
                                 (THE "COMPANY")


I, Michael R.B. Gatenby, the undersigned, HEREBY APPOINT and authorise any one of the directors for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") severally to be my lawful attorney in connection with:

(i) the arrangements to be made for the proposed acquisition by the Company of all of the issued shares of common stock of Therapeutic Antibodies Inc. (the "Acquisition");

(ii) the proposed placing of ordinary shares of 2 pence each in the capital of the Company which will be fully underwritten by West LB Panmure Limited (the "Placing");

(iii) the application by the Company to the London Stock Exchange Limited for the shares to be allotted pursuant to the Acquisition and the Placing to be admitted to the Official List (the "Application"); and

(iv) any other matter, act or thing connected with or ancillary to the Acquisition, the Placing and/or the Application.

1. Without prejudice to the generality of the foregoing, I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (whether as a member or director of the Company or in any other capacity) and circular, prospectus, proxy statement, verification notes, advertisement, press release, deed, agreement, letter of responsibility or other document whatsoever pursuant to the regulations of the London Stock Exchange and/or the Securities Exchange Commission of the United States of America or otherwise in connection with or in preparation for or arising out of the Acquisition, the Placing or the Application, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof.

2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3. I hereby declare that this power of attorney shall be irrevocable for three months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4. I authorise a copy of this document to be delivered to the London Stock Exchange and to any other person(s) or authority(ies) who may require it.

5. This document shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed on 17 May 1999.

SIGNED as a deed                   )
by /s/ Michael R.B. Gatenby        )
   -------------------------------
in the presence of:                )

Witness    __________________________
Signature

Name       __________________________

Address    __________________________

           __________________________

Occupation __________________________

                          DIRECTOR'S POWER OF ATTORNEY
                            PROTEUS INTERNATIONAL PLC
                                 (THE "COMPANY")


I, Erik Anggard, the undersigned, HEREBY APPOINT and authorise any one of the directors for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") severally to be my lawful attorney in connection with:

(i) the arrangements to be made for the proposed acquisition by the Company of all of the issued shares of common stock of Therapeutic Antibodies Inc. (the "Acquisition");

(ii) the proposed placing of ordinary shares of 2 pence each in the capital of the Company which will be fully underwritten by West LB Panmure Limited (the "Placing");

(iii) the application by the Company to the London Stock Exchange Limited for the shares to be allotted pursuant to the Acquisition and the Placing to be admitted to the Official List (the "Application"); and

(iv) any other matter, act or thing connected with or ancillary to the Acquisition, the Placing and/or the Application.

1. Without prejudice to the generality of the foregoing, I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (whether as a member or director of the Company or in any other capacity) and circular, prospectus, proxy statement, verification notes, advertisement, press release, deed, agreement, letter of responsibility or other document whatsoever pursuant to the regulations of the London Stock Exchange and/or the Securities Exchange Commission of the United States of America or otherwise in connection with or in preparation for or arising out of the Acquisition, the Placing or the Application, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof.

2. I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3. I hereby declare that this power of attorney shall be irrevocable for three months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4. I authorise a copy of this document to be delivered to the London Stock Exchange and to any other person(s) or authority(ies) who may require it.

5. This document shall be governed by and construed in accordance with English law.

IN WITNESS of which this power of attorney has been executed as a deed on 17 May 1999.

SIGNED as a deed                   )
by /s/ Erik Anggard                )
  ---------------------------------
in the presence of:                )

Witness    __________________________
Signature

Name       __________________________

Address    __________________________

           __________________________

Occupation __________________________